[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MASSACHUSETTS
                         INVESTORS GROWTH
                         STOCK FUND

                         SEMIANNUAL REPORT o MAY 31, 1999



--------------------------------------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 31)
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
MFS' Year 2000 Readiness Disclosure ....................................... 30
Trustees and Officers ..................................................... 33

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of maintaining diversified portfolios and of staying with our funds' clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames

    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Stephen Pesek]
     Stephen Pesek

For the six months ended May 31, 1999, Class A shares of the Fund provided a total return of 12.69%, Class B shares 12.34%, Class C shares 12.31%, and Class I shares 12.98%. These returns include the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average growth fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 13.68%. The Fund's returns also compare to a 12.60% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. YOU RECENTLY BECAME THE PORTFOLIO MANAGER OF THE FUND. HOW WOULD YOU DESCRIBE YOUR INVESTMENT STYLE?

A. I focus on companies that exhibit some kind of sustainable competitive advantage, strong market share, low production costs, research and development strength, distribution expertise, and good customer service. In addition, I look for companies with the potential to benefit from mismatches in supply and demand. One of the best examples of a mismatch right now is the cable sector. Five years ago, the top 10 cable operators had a 35% market share; today, the top 10 companies have about a 75% share. This industry is on the cusp of several new product rollouts, including advanced analog, digital, Internet, and telephone products. Because cable lines can carry more information, cable companies are in a much better position than telephone companies to deliver these services.

Q. WHAT FACTORS HAVE HAD THE MOST IMPACT ON THE FUND'S RECENT PERFORMANCE?

A. The Fund has been both helped and hurt by technology. On the positive side, companies in the portfolio such as Cisco Systems and Microsoft have benefited from the global drive to increase productivity and from the expansion of the Internet. On the negative side, holdings such as Oracle, BMC Software, and Computer Associates missed their earnings estimates, and their stocks declined as a result.

Q. WHY HAVE SOME COMPANIES BEEN HURT?

A. Many software companies have faced uncertainty over the Year 2000 (Y2K) computer issue. Earlier this year, it looked like many of them would reduce their spending on computer software and systems to give themselves time to ensure their existing systems were Y2K ready. Although it now looks like spending won't be cut as much as people feared, the stocks have been impacted already. We think the Y2K issue will be behind us by next spring. At that time, companies such as BMC Software and Computer Associates should be among the best positioned in what we expect to be a very rapidly growing industry.

Q. HAVE YOU CHANGED THE FUND'S TECHNOLOGY ALLOCATION?

A. Yes. We added to our holdings in semiconductor manufacturing, a cyclical industry that performs well when global economies are strong. For the past couple of years, the semiconductor industry had too many manufacturing plants due to the slowdown in Asia and emerging markets. Now, with those markets showing signs of recovery, demand is increasing. Semiconductor companies in the portfolio, including Motorola, Texas Instruments, and Analog Devices, appear to be well positioned to benefit.

Q. HAVE YOU INCREASED YOUR HOLDINGS IN ANY OTHER SECTORS?

A. Our biggest increase is in telecommunications. We think global telecommunications fundamentals are very powerful. In 1998, for instance, over 230 million cellular handsets were manufactured. We estimate that number will increase 60% this year, to around 370 million. Going forward, we think the next revolution will be a wave of new wireless communications devices that will let more people use their cellular phones to communicate on the Internet or invest online. We believe these trends may lead to greater market penetration for cellular phones. Among holdings, we have increased our position in MCI WorldCom, a pre-eminent supplier to and the backbone of cellular traffic worldwide. We also added to Global Telesystems, a U.S.-based telecommunications services company that does all its business in Europe, and to AirTouch Communications, a U.S. wireless and paging services company.

   We also added telecommunications equipment suppliers, including Lucent Technologies and Nortel. Because of the growth of the Internet and the increase in data transmission, the world's telecommunications capacity is essentially full. These companies are helping to provide more capacity for the Internet and for data traffic.

Q. YOU'VE CUT YOUR HEALTH CARE WEIGHTING. WHY?

A. We moved away from health care stocks that we thought were expensive relative to their earnings and into stocks that we thought offered better values and earnings outlooks. For example, we added American Home Products and Bristol-Myers Squibb. Because they have strong management teams and several new drugs coming to the market in the next few years, their earnings growth rates appear to be accelerating. Although we are a little cautious regarding pharmaceutical companies because of Medicare reimbursement cuts, we think the ones in the portfolio may do well over the long term thanks to their strong product lines.

   We also increased our weighting in health maintenance organizations (HMOs) by adding CIGNA and United HealthCare. After several years of price constraints, HMOs are starting to raise prices, which may make them more profitable.

Q. AT THE SAME TIME, YOU REDUCED THE FUND'S FINANCIAL SERVICES WEIGHTING. WHY?

A. There were a couple of reasons. First, these companies met the price targets we had for them. We don't necessarily sell a stock when it hits our price target, but financial stocks can be extremely volatile. As long as the stock market performed well, these companies did well. While our long-term outlook for the stock market is positive, we think prices of financial services stocks have peaked in the current market. Therefore, we sold Merrill Lynch. Second, we're more cautious on financial stocks right now because we think interest rates have hit bottom. These companies typically don't do as well in a rising interest-rate environment because people and businesses borrow less.

Q. YOU'VE INCREASED THE FUND'S LEISURE WEIGHTING. WHAT COMPANIES DO YOU LIKE IN THIS SECTOR?

A. We increased our position in Time Warner, a large provider of cable programming content, because we believe its management has improved and is using its capital more prudently to cut costs. We also added Univision. This cable company has a 90% share of the Hispanic market, which is the fastest-growing segment of the population and has very attractive demographics for advertisers.

Q. WHAT'S YOUR OUTLOOK FOR THE REST OF THE YEAR, AND HOW IS THAT OUTLOOK REFLECTED IN THE FUND'S HOLDINGS?

A. We're cautiously optimistic. We think the market is still expensive relative to earnings, particularly large-company stocks. But we also have seen strong performance from a broader range of mid-sized and small-company stocks that reflects a broadening of the market. We have reduced the Fund's average market capitalization from what it has been for the past few years. Also, because we think the global economy is getting stronger, we have increased the weighting in industrial stocks, adding companies such as AlliedSignal, an aerospace, automotive, and environmental products manufacturer, and Illinois Tool Works, a diversified manufacturer of plastic and metal components, adhesives, and packaging. However, this is still a growth stock fund, so technology, telecommunications, and health care will continue to be the major sectors.

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

Note to Shareholders: On February 24, 1999, Stephen Pesek succeeded Christian Felipe as portfolio manager of the Fund.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

STEPHEN PESEK IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND AND THE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE IS ALSO PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND, MFS(R) STRATEGIC GROWTH FUND, AND MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST (SM)).

MR. PESEK JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT A MAJOR INVESTMENT MANAGEMENT FIRM AS AN EQUITY ANALYST. HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM COLUMBIA UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME
                         RATHER THAN CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   JANUARY 1, 1935

CLASS INCEPTION:         CLASS A  JANUARY 1, 1935
                         CLASS B  SEPTEMBER 7, 1993
                         CLASS C  NOVEMBER 3, 1997
                         CLASS I  JANUARY 2, 1997

SIZE:                    $8.2 BILLION NET ASSETS AS OF MAY 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMMULATIVE TOTAL RATES OF RETURN
THROUGH MAY 31, 1999

CLASS A
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +12.69%       +24.90%      +128.64%      +244.67%        +466.13%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          +24.90%      + 31.74%      + 28.08%        + 18.93%
--------------------------------------------------------------------------------------------------------------
SEC Results                                  --          +17.72%      + 29.16%      + 26.57%        + 18.23%
--------------------------------------------------------------------------------------------------------------

CLASS B
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +12.34%       +24.05%      +123.68%      +231.69%        +441.40%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          +24.05%      + 30.78%      + 27.10%        + 18.40%
--------------------------------------------------------------------------------------------------------------
SEC Results                                  --          +20.05%      + 30.19%      + 26.94%        + 18.40%
--------------------------------------------------------------------------------------------------------------

CLASS C
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +12.31%       +24.04%      +126.10%      +240.92%        +459.97%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          +24.04%      + 31.25%      + 27.80%        + 18.80%
--------------------------------------------------------------------------------------------------------------
SEC Results                                  --          +23.04%      + 31.25%      + 27.80%        + 18.80%
--------------------------------------------------------------------------------------------------------------

CLASS I
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +12.98%       +25.36%      +130.26%      +247.10%        +470.43%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          +25.36%      + 32.05%      + 28.26%        + 19.02%
--------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1999

FIVE LARGEST STOCK SECTORS

               TECHNOLOGY                                   23.1%
               LEISURE                                      14.9%
               CONGLOMERATES, SPECIAL PRODUCTS/SERVICES     11.2%
               FINANCIAL SERVICES                           10.4%
               RETAILING                                    10.0%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  5.4%            BP AMOCO PLC  1.7%
Security systems, packaging, and         British oil and petrochemical company
electronic equipment conglomerate
                                         CISCO SYSTEMS, INC.  1.7%
MICROSOFT CORP.  4.1%                    Computer network developer
Computer software and systems company
                                         MEDIAONE GROUP, INC. 1.7%
MCI WORLDCOM, INC.  3.0%                 Telecommunications company
Telecommunications company
                                         MOTOROLA, INC.  1.7%
TIME WARNER, INC.  2.9%                  Telecommunications and semiconductor
Publishing and entertainment company     company
                                         KROGER CO.  1.6%
CVS CORP.  2.1%                          Supermarket company
Drug store chain

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 1999

Stocks - 92.3%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES            VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 88.7%
  Advertising - 1.1%
    Interpublic Group of Cos., Inc.                    675,000   $   51,131,250
    Young & Rubicam, Inc.                              958,900       36,677,925
                                                                 --------------
                                                                 $   87,809,175
-------------------------------------------------------------------------------
  Aerospace - 2.6%
    AlliedSignal, Inc.                                 679,800   $   39,470,888
    Gulfstream Aerospace Corp.*                        804,400       49,671,700
    Raytheon Co., "A"                                  665,000       44,180,937
    United Technologies Corp.                        1,300,000       80,681,250
                                                                 --------------
                                                                 $  214,004,775
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.1%
    Bank of New York Co., Inc.                         950,000   $   33,962,500
    Wells Fargo Co.                                  1,400,000       56,000,000
                                                                 --------------
                                                                 $   89,962,500
-------------------------------------------------------------------------------
  Broadcasting - 1.5%
    AT&T Corp. - Liberty Media Group*                  969,700   $   64,424,444
    Infinity Broadcasting Corp.*                     2,315,700       59,195,081
                                                                 --------------
                                                                 $  123,619,525
-------------------------------------------------------------------------------
  Business Machines - 5.1%
    Affiliated Computer Services, Inc., "A"*         1,925,000   $   83,496,875
    Motorola, Inc.                                   1,520,000      125,875,000
    Sun Microsystems, Inc.*                          1,050,000       62,737,500
    Texas Instruments, Inc.                            637,431       69,719,016
    Xerox Corp.                                      1,364,300       76,656,606
                                                                 --------------
                                                                 $  418,484,997
-------------------------------------------------------------------------------
  Business Services - 2.5%
    Computer Sciences Corp.*                         1,000,000   $   64,687,500
    DST Systems, Inc.*                                 772,200       41,698,800
    First Data Corp.                                 2,300,200      103,365,237
                                                                 --------------
                                                                 $  209,751,537
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.8%
    Microsoft Corp.*                                 3,873,700   $  312,559,169
-------------------------------------------------------------------------------
  Computer Software - Services - 0.6%
    EMC Corp.*                                         535,000   $   53,299,375
-------------------------------------------------------------------------------
  Computer Software - Systems - 5.0%
    BMC Software, Inc.*                              2,348,000   $  116,079,250
    Cadence Design Systems, Inc.*                    2,630,649       33,869,606
    Computer Associates International, Inc.          1,300,000       61,506,250
    Compuware Corp.*                                 2,790,900       86,692,331
    Oracle Corp.*                                    2,000,000       49,625,000
    SunGard Data Systems, Inc.*                      1,287,400       45,059,000
    Synopsys, Inc.*                                    296,200       13,143,875
    VERITAS Software Corp.*                            100,000        8,825,000
                                                                 --------------
                                                                 $  414,800,312
-------------------------------------------------------------------------------
  Construction Services - 0.1%
    Martin Marietta Materials, Inc.                    120,000   $    7,275,000
-------------------------------------------------------------------------------
  Consumer Goods and Services - 7.2%
    Colgate-Palmolive Co.                              200,000   $   19,975,000
    Galileo International, Inc.                      1,356,500       61,042,500
    Gillette Co.                                       786,700       40,121,700
    Newell Rubbermaid, Inc.                          1,600,000       64,800,000
    Tyco International Ltd.                          4,710,400      411,571,200
                                                                 --------------
                                                                 $  597,510,400
-------------------------------------------------------------------------------
  Containers - 0.5%
    Sealed Air Corp.*                                  635,500   $   39,480,438
-------------------------------------------------------------------------------
  Electrical Equipment - 2.3%
    Emerson Electric Co.                             1,154,390   $   73,736,661
    General Electric Co.                             1,049,900      106,761,706
    Honeywell, Inc.                                     94,000        8,894,750
                                                                 --------------
                                                                 $  189,393,117
-------------------------------------------------------------------------------
  Electronics - 4.2%
    Altera Corp.*                                    1,576,600   $   54,885,388
    Analog Devices, Inc.*                            2,610,000      100,321,875
    Applied Materials, Inc.*                           742,300       40,780,106
    Atmel Corp.*                                     1,875,000       37,031,250
    LSI Logic Corp.*                                 2,400,000       88,950,000
    Teradyne, Inc.*                                    450,000       23,765,625
                                                                 --------------
                                                                 $  345,734,244
-------------------------------------------------------------------------------
  Entertainment - 7.9%
    CBS Corp.*                                       1,500,101   $   62,629,217
    Clear Channel Communications, Inc.*              1,080,600       71,387,137
    Comcast Corp., "A"                               1,000,200       38,507,700
    Cox Radio, Inc., "A"*                              223,300       11,932,594
    Gemstar International Group Ltd.*                  315,330       19,491,336
    Harrah's Entertainment, Inc.*                    2,300,000       49,737,500
    MediaOne Group, Inc.*                            1,719,200      127,005,900
    Mirage Resorts, Inc.*                              600,000       12,300,000
    Time Warner, Inc.                                3,227,200      219,651,300
    Univision Communications, Inc., "A"*               635,000       37,663,437
                                                                 --------------
                                                                 $  650,306,121
-------------------------------------------------------------------------------
  Financial Institutions - 5.1%
    American Express Co.                               539,300   $   65,356,418
    Associates First Capital Corp., "A"              2,016,755       82,686,955
    Citigroup, Inc.                                  1,590,000      105,337,500
    Federal Home Loan Mortgage Corp.                   829,900       48,393,544
    Morgan Stanley Dean Witter & Co.                   961,000       92,736,500
    Providian Financial Corp.                          312,900       30,018,844
                                                                 --------------
                                                                 $  424,529,761
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    Anheuser-Busch Cos., Inc.                          707,000   $   51,655,187
    Nabisco Holdings Corp., "A"                        248,700       10,414,313
                                                                 --------------
                                                                 $   62,069,500
-------------------------------------------------------------------------------
  Insurance - 2.8%
    American International Group, Inc.                 741,600   $   84,774,150
    Aon Corp.                                          476,700       20,498,100
    CIGNA Corp.                                      1,050,000       97,912,500
    Lincoln National Corp.                             284,700       28,968,225
                                                                 --------------
                                                                 $  232,152,975
-------------------------------------------------------------------------------
  Manufacturing - 0.9%
    Danaher Corp.                                      561,200   $   33,917,525
    Illinois Tool Works, Inc.                          490,900       37,676,575
                                                                 --------------
                                                                 $   71,594,100
-------------------------------------------------------------------------------
  Medical and Health Products - 4.2%
    American Home Products Corp.                     1,840,000   $  106,030,000
    Bausch & Lomb, Inc.                                680,100       51,942,638
    Becton, Dickinson & Co.                            854,500       33,111,875
    Bristol-Myers Squibb Co.                         1,500,000      102,937,500
    Pharmacia & Upjohn, Inc.                           770,300       42,703,506
    Warner-Lambert Co.                                 122,900        7,619,800
                                                                 --------------
                                                                 $  344,345,319
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.0%
    Cardinal Health, Inc.                            1,164,300   $   70,294,613
    Guidant Corp.                                    1,110,100       55,505,000
    HEALTHSOUTH Corp.*                               3,000,000       40,125,000
    Medtronic, Inc.                                    845,100       60,002,100
    United HealthCare Corp.                          1,616,950       94,187,337
    Wellpoint Health Networks, Inc.                    108,500        8,944,469
                                                                 --------------
                                                                 $  329,058,519
-------------------------------------------------------------------------------
  Oil Services - 0.8%
    Baker Hughes, Inc.                                 225,000   $    7,003,125
    Burlington Resources, Inc.                         723,100       31,048,106
    Cooper Cameron Corp.*                               57,600        2,084,400
    Schlumberger Ltd.                                  381,500       22,961,531
                                                                 --------------
                                                                 $   63,097,162
-------------------------------------------------------------------------------
  Oils - 1.3%
    Apache Corp.                                     1,210,500   $   43,578,000
    Mobil Corp.                                        600,000       60,750,000
                                                                 --------------
                                                                 $  104,328,000
-------------------------------------------------------------------------------
  Pollution Control - 0.6%
    Republic Services, Inc.*                         2,000,000   $   47,000,000
-------------------------------------------------------------------------------
  Railroads - 0.5%
    Kansas City Southern Industries, Inc.              786,600   $   44,246,250
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.9%
    Cendant Corp.*                                   1,576,000   $   29,057,500
    McDonald's Corp.                                 1,800,000       69,300,000
    Promus Hotel Corp.*                              1,205,700       30,142,500
    Wendy's International, Inc.                      1,152,200       31,397,450
                                                                 --------------
                                                                 $  159,897,450
-------------------------------------------------------------------------------
  Special Products and Services - 1.0%
    Carnival Corp.                                     957,400   $   39,253,400
    Royal Caribbean Cruises Ltd.                     1,150,000       44,993,750
                                                                 --------------
                                                                 $   84,247,150
-------------------------------------------------------------------------------
  Stores - 7.2%
    CVS Corp.                                        3,500,000   $  161,000,000
    Dayton Hudson Corp.                                977,200       61,563,600
    Lowe's Cos., Inc.                                1,240,000       64,402,500
    Office Depot, Inc.*                              2,886,300       60,251,513
    Rite Aid Corp.                                   3,990,000       99,750,000
    TJX Cos., Inc.                                   2,540,000       76,200,000
    Wal-Mart Stores, Inc.                            1,606,100       68,460,012
                                                                 --------------
                                                                 $  591,627,625
-------------------------------------------------------------------------------
  Supermarkets - 2.0%
    Kroger Co.*                                      2,068,200   $  121,118,962
    Safeway, Inc.*                                     993,100       46,179,150
                                                                 --------------
                                                                 $  167,298,112
-------------------------------------------------------------------------------
  Telecommunications - 8.3%
    Adelphia Communications Corp. "A"*                  40,400   $    3,050,200
    AirTouch Communications, Inc.*                     440,000       44,220,000
    Cablevision Systems Corp.*                         300,000       23,662,500
    CenturyTel, Inc.*                                  449,400       17,217,637
    Cisco Systems, Inc.*                             1,175,000      128,075,000
    Corning, Inc.                                      100,000        5,462,500
    Global TeleSystems Group, Inc.*                    775,000       58,900,000
    Intermedia Communications, Inc.*                   116,200        2,941,313
    Lucent Technologies, Inc.                          685,800       39,004,875
    MCI WorldCom, Inc.*                              2,668,200      230,465,775
    Nortel Networks Corp.                              775,000       58,125,000
    NTL, Inc.*                                          85,600        8,083,850
    QUALCOMM, Inc.*                                    137,500       13,371,875
    Scientific-Atlanta, Inc.                           200,000        7,062,500
    Tellabs, Inc.*                                     811,700       47,484,450
                                                                 --------------
                                                                 $  687,127,475
-------------------------------------------------------------------------------
  Transportation - 0.6%
    FDX Corp.*                                         835,800   $   46,021,238
-------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Williams Cos., Inc.                                455,100   $   23,579,869
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.9%
    Frontier Corp.                                   1,445,600   $   76,074,700
-------------------------------------------------------------------------------
Total U.S. Stocks                                                $7,312,285,890
-------------------------------------------------------------------------------
Foreign Stocks - 3.6%
  Germany - 0.6%
    Mannesmann AG (Conglomerate)                       352,800   $   48,176,374
-------------------------------------------------------------------------------
  Ireland - 0.4%
    Elan Corp. PLC, ADR (Health Products)*             618,100   $   33,377,400
-------------------------------------------------------------------------------
  Japan - 0.5%
    NTT Mobile Communication Network, Inc.
      (Telecommunications)                                 700   $   38,296,640
-------------------------------------------------------------------------------
  Sweden - 0.5%
    Ericsson LM, ADR (Telecommunication Equipment)   1,620,000   $   43,638,750
-------------------------------------------------------------------------------
  United Kingdom - 1.6%
    BP Amoco PLC, ADR (Oils)                         1,220,500   $  130,746,062
-------------------------------------------------------------------------------
Total Foreign Stocks                                             $  294,235,226
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $6,739,574,787)                   $7,606,521,116
-------------------------------------------------------------------------------

Short-Term Obligations - 7.2%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
    Archer Daniels Midland Co., due 6/09/99           $ 25,000   $   24,973,333
    CIT Group Holdings, Inc., due 6/01/99               35,000       35,000,000
    Federal Home Loan Bank, due 6/16/99 - 7/02/99       81,800       81,557,845
    Federal Home Loan Mortgage Corp.,
      due 6/04/99 - 7/22/99                            177,650      177,014,981
    Federal National Mortgage Assn., due 6/02/99 -
      8/19/99                                          271,800      270,682,602
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $  589,228,761
-------------------------------------------------------------------------------
Other Short-Term Obligations - 9.7%
-------------------------------------------------------------------------------
                                                        SHARES
-------------------------------------------------------------------------------
    Navigator Securities Lending Prime Portfolio,
     at Cost                                       798,341,027   $  798,341,027
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $8,127,144,575)              $8,994,090,904
Other Assets, Less Liabilities - (9.2)%                            (755,113,374)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                              $8,238,977,530
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
MAY 31, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $8,127,144,575)       $8,994,090,904
  Cash                                                                 527,639
  Foreign currency, at value (identified cost, $17,256,755)         17,418,153
  Receivable for Fund shares sold                                   76,334,301
  Receivable for investments sold                                  214,145,784
  Dividends and interest receivable                                  4,754,125
  Other assets                                                          35,182
                                                                --------------
    Total assets                                                $9,307,306,088
                                                                --------------
Liabilities:
  Payable for Fund shares reacquired                            $    9,985,648
  Payable for investments purchased                                254,851,547
  Collateral for securities loaned, at value                       798,341,027
  Payable to affiliates -
    Management fee                                                     293,062
    Shareholder servicing agent fee                                     88,698
    Distribution and service fee                                     4,330,135
    Administrative fee                                                   4,110
  Accrued expenses and other liabilities                               434,331
                                                                --------------
      Total liabilities                                         $1,068,328,558
                                                                --------------
Net assets                                                      $8,238,977,530
                                                                ==============
Net assets consist of:
  Paid-in capital                                               $6,701,609,068
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                866,937,583
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                  676,951,525
  Accumulated net investment loss                                   (6,520,646)
                                                                --------------
      Total                                                     $8,238,977,530
                                                                ==============
Shares of beneficial interest outstanding                        507,117,124
                                                                 ===========

Class A shares:
  Net asset value per share
    (net assets of $5,163,896,866 / 311,875,106 shares of
     beneficial interest outstanding)                              $16.56
                                                                   ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                               $17.57
                                                                   ======

Class B shares:
  Net asset value and offering price per share (net assets of
    $2,379,811,071 / 151,198,138 shares of
     beneficial interest outstanding)                              $15.74
                                                                   ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $622,684,847 / 39,671,652 shares of
     beneficial interest outstanding)                              $15.70
                                                                   ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $72,584,746 / 4,372,228 shares of
     beneficial interest outstanding)                              $16.60
                                                                   ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 1999
------------------------------------------------------------------------------

Net investment loss:
  Income -
    Dividends                                                    $  15,485,456
    Interest                                                        14,261,400
    Foreign taxes withheld                                            (204,237)
                                                                 -------------
      Total expenses                                             $  29,542,619
                                                                 -------------
  Expenses -
    Management fee                                               $  10,800,984
    Trustees' compensation                                              65,870
    Shareholder servicing agent fee                                  3,523,809
    Distribution and service fee (Class A)                           7,521,458
    Distribution and service fee (Class B)                           8,791,163
    Distribution and service fee (Class C)                           2,186,612
    Administrative fee                                                 155,285
    Custodian fee                                                      524,829
    Printing                                                            97,064
    Postage                                                            274,355
    Auditing fees                                                       16,750
    Legal fees                                                           5,436
    Miscellaneous                                                    2,042,413
                                                                 -------------
      Total expenses                                             $  36,006,028
    Fees paid indirectly                                              (447,616)
                                                                 -------------
      Net expenses                                               $  35,558,412
                                                                 -------------
        Net investment loss                                      $  (6,015,793)
                                                                 -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                      $ 686,069,622
    Foreign currency transactions                                       12,369
                                                                 -------------
      Net realized gain on investments and foreign
          currency transactions                                  $ 686,081,991
                                                                 -------------
  Change in unrealized depreciation -
    Investments                                                  $ (78,524,549)
    Translation of assets and liabilities in foreign
          currencies                                                  (174,372)
                                                                 -------------
      Net unrealized loss on investments and foreign
          currency translation                                   $ (78,698,921)
                                                                 -------------
        Net realized and unrealized gain on investments
            and foreign currency                                 $ 607,383,070
                                                                 -------------
          Increase in net assets from operations                 $ 601,367,277
                                                                 =============
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------
                                                                              SIX MONTHS ENDED                YEAR ENDED
                                                                                  MAY 31, 1999         NOVEMBER 30, 1998
                                                                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                                $    (6,015,793)           $       839,474
  Net realized gain on investments and foreign currency
    transactions                                                                  686,081,991                417,739,657
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                          (78,698,921)               367,935,023
                                                                              ---------------            ---------------
    Increase in net assets from operations                                    $   601,367,277            $   786,514,154
                                                                              ---------------            ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                                        $    (1,150,456)           $      (801,128)
  From net investment income (Class C)                                                   --                       (3,421)
  From net investment income (Class I)                                               (164,151)                   (27,146)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                              (286,212,079)              (273,013,152)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                              (102,582,982)               (16,675,701)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                               (21,354,752)                  (287,027)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                                (4,699,676)                (1,756,440)
                                                                              ---------------            ---------------
    Total distributions declared to shareholders                              $  (416,164,096)           $  (292,564,015)
                                                                              ---------------            ---------------
Net increase in net assets from Fund share transactions                       $ 3,412,644,104            $ 2,268,115,589
                                                                              ---------------            ---------------
      Total increase in net assets                                            $ 3,597,847,285            $ 2,762,065,728
Net assets:
  At beginning of period                                                        4,641,130,245              1,879,064,517
                                                                              ---------------            ---------------
  At end of period (including accumulated net investment loss of
    $6,520,646 and accumulated undistributed net investment income
    of $809,754, respectively)                                                $ 8,238,977,530            $ 4,641,130,245
                                                                              ===============            ===============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED NOVEMBER 30,
                                               SIX MONTHS ENDED     ----------------------------------------------------------
                                                   MAY 31, 1999         1998       1997         1996         1995         1994
                                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  16.06     $  14.68   $  13.44     $  12.51     $  10.48     $  12.97
                                                       --------     --------   --------     --------     --------     --------
Income from investment operations# -
  Net investment income (loss)                         $   --       $   0.02   $   0.01     $  (0.01)    $  (0.01)    $  (0.01)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                                   1.90         3.63       4.33         2.55         3.12        (0.49)
                                                       --------     --------   --------     --------     --------     --------
      Total from investment
      operations                                       $   1.90     $   3.65   $   4.34     $   2.54     $   3.11     $  (0.50)
                                                       --------     --------   --------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                           $  (0.01)    $  (0.01)  $   --       $   --       $   --       $   --
  From net realized gain on
    investments and foreign
    currency transactions                                 (1.39)       (2.26)     (3.10)       (1.61)       (1.08)       (1.99)
                                                       --------     --------   --------     --------     --------     --------
      Total distributions
        declared to shareholders                       $  (1.40)    $  (2.27)  $  (3.10)    $  (1.61)    $  (1.08)    $  (1.99)
                                                       --------     --------   --------     --------     --------     --------
Net asset value - end of period                        $  16.56     $  16.06   $  14.68     $  13.44     $  12.51     $  10.48
                                                       ========     ========   ========     ========     ========     ========
Total return(+)                                           12.69%++     30.24%     42.91%       23.87%       32.91%       (5.00)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.88%+       0.79%      0.71%        0.72%        0.73%        0.72%
  Net investment income (loss)                             0.04%+       0.15%      0.05%       (0.05)%      (0.08)%      (0.06)%
Portfolio turnover                                           84%          62%        93%         107%          46%          56%
Net assets at end of period (000,000 omitted)          $  5,164     $  3,283   $  1,773     $  1,341     $  1,180     $    997

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
                                                                                     YEAR ENDED NOVEMBER 30,
                                               SIX MONTHS ENDED     ----------------------------------------------------------
                                                   MAY 31, 1999         1998       1997         1996         1995         1994
                                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  15.37     $  14.23   $  13.12     $  12.26     $  10.35     $  12.93
                                                       --------     --------   --------     --------     --------     --------
Income from investment operations# -
  Net investment loss                                  $  (0.05)    $  (0.07)  $  (0.09)    $  (0.11)    $  (0.11)    $  (0.09)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                                   1.81         3.47       4.21         2.51         3.10        (0.50)
                                                       --------     --------   --------     --------     --------     --------
      Total from investment operations                 $   1.76     $   3.40   $   4.12     $   2.40     $   2.99     $  (0.59)
                                                       --------     --------   --------     --------     --------     --------
Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                                $  (1.39)    $  (2.26)  $  (3.01)    $  (1.54)    $  (1.08)    $  (1.99)
                                                       --------     --------   --------     --------     --------     --------
Net asset value - end of period                        $  15.74     $  15.37   $  14.23     $  13.12     $  12.26     $  10.35
                                                       ========     ========   ========     ========     ========     ========
Total return                                              12.34%++     29.29%     41.77%       22.87%       32.09%       (5.82)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.53%+       1.48%      1.50%        1.61%        1.63%        1.60%
  Net investment loss                                     (0.61)%+     (0.54)%    (0.74)%      (0.94)%      (0.98)%      (0.87)%
Portfolio turnover                                           84%          62%        93%         107%          46%          56%
Net assets at end of period
 (000,000 omitted)                                     $  2,380     $  1,081   $     93     $     25     $     14     $      9

 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED            PERIOD ENDED
                                                      SIX MONTHS ENDED            NOVEMBER 30,            NOVEMBER 30,
                                                          MAY 31, 1999                    1998                   1997*
                                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                               CLASS C
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $15.33                  $14.23                  $13.98
                                                                ------                  ------                  ------

Income from investment operations# -
  Net investment loss                                           $(0.05)                 $(0.07)                 $(0.01)
  Net realized and unrealized gain on investments and
    foreign currency                                              1.81                    3.46                    0.26
                                                                ------                  ------                  ------
      Total from investment operations                          $ 1.76                  $ 3.39                  $ 0.25
                                                                ------                  ------                  ------

Less distributions declared to shareholders -
  From net investment income                                    $  --                    $(0.03)                $  --
  From net realized gain on investments and foreign
    currency transactions                                        (1.39)                  (2.26)                    --
                                                                ------                  ------                  ------
      Total distributions declared to shareholders              $(1.39)                 $(2.29)                 $  --
                                                                ------                  ------                  ------
Net asset value - end of period                                 $15.70                  $15.33                  $14.23
                                                                ======                  ======                  ======
Total return                                                    12.31%++                29.27%                   1.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                     1.53%+                  1.48%                   1.54%+
  Net investment loss                                          (0.61)%+                (0.54)%                 (0.91)%+
Portfolio turnover                                                 84%                     62%                     93%
Net assets at end of period (000 omitted)                     $622,685                $223,256                    $383

 *  For the period from the inception of Class C, November 3, 1997, through November 30, 1997.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED            PERIOD ENDED
                                                      SIX MONTHS ENDED            NOVEMBER 30,            NOVEMBER 30,
                                                          MAY 31, 1999                    1998                   1997*
                                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                               CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                           $16.10                  $14.71                  $ 9.86
                                                                ------                  ------                  ------
Income from investment operations# -
  Net investment income                                         $ 0.03                  $ 0.07                  $ 0.03
  Net realized and unrealized gain on investments and
    foreign currency                                              1.90                    3.61                    4.82
                                                                ------                  ------                  ------
      Total from investment operations                          $ 1.93                  $ 3.68                  $ 4.85
                                                                ------                  ------                  ------
Less distributions declared to shareholders -
  From net investment income                                    $(0.04)                 $(0.03)                 $ --
  From net realized gain on investments and foreign
    currency transactions                                        (1.39)                  (2.26)                   --
                                                                ------                  ------                  ------
      Total distributions declared to shareholders              $(1.43)                 $(2.29)                 $ --
                                                                ------                  ------                  ------
Net asset value - end of period                                 $16.60                  $16.10                  $14.71
                                                                ======                  ======                  ======
Total return                                                    12.98%++                30.56%                  49.19%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                     0.53%+                  0.49%                   0.49%+
  Net investment income                                          0.39%+                  0.45%                   0.22%+
Portfolio turnover                                                 84%                     62%                     93%
Net assets at end of period (000 omitted)                      $72,585                 $54,406                 $12,482

 *  For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the Fund) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

At May 31, 1999, the value of securities loaned was $783,640,224. These loans were collateralized by cash of $798,341,027 and U.S. Treasury securities with a value of $566,357. Cash collateral is invested in short-term securities, which are included in the Portfolio of Investments. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and State Street in its capacity as lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.33% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $21,938 for the six months ended May 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $3,320,684 for the six months ended May 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares (0.15% per annum on assets attributable to Class A shares sold prior to March 1, 1991) which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $646,501 for the six months ended May 31, 1999. Fees incurred under the distribution plan during the six months ended May 31, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,437 and $222 for Class B and Class C shares, respectively, for the six months ended May 31, 1999. Fees incurred under the distribution plan during the six months ended May 31, 1999, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 1999, were $108,248, $1,311,254, and $144,083 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES           SALES
-------------------------------------------------------------------------------
U.S. government securities                       $   79,313,057  $  174,103,386
                                                 --------------  --------------
Investments (non-U.S. government securities)     $7,869,935,093  $4,847,821,507
                                                 --------------  --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $8,127,144,575
                                                                 --------------
Gross unrealized appreciation                                    $1,064,086,428
Gross unrealized depreciation                                      (197,140,099)
                                                                 --------------
    Net unrealized appreciation                                  $  866,946,329
                                                                 ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                         SIX MONTHS ENDED MAY 31, 1999   YEAR ENDED NOVEMBER 30, 1998
                                         -----------------------------   ----------------------------
                                               SHARES           AMOUNT         SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                               168,335,809   $2,770,465,900    275,022,311   $3,940,853,660
Shares issued to shareholders in
 reinvestment of distributions             13,606,983      203,837,537     18,083,385      214,835,976
Shares reacquired                         (74,520,075)  (1,229,540,599)  (209,465,152)  (3,022,891,589)
                                          -----------   --------------   ------------   --------------
    Net increase                          107,422,717   $1,744,762,838     83,640,544   $1,132,798,047
                                          ===========   ==============   ============   ==============

Class B Shares
                                         SIX MONTHS ENDED MAY 31, 1999   YEAR ENDED NOVEMBER 30, 1998
                                         -----------------------------   ----------------------------
                                               SHARES           AMOUNT         SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                84,737,224   $1,329,941,159     75,913,460   $1,061,361,969
Shares issued to shareholders in
 reinvestment of distributions              6,060,744       86,549,378      1,300,174       14,891,503
Shares reacquired                          (9,910,709)    (155,886,811)   (13,434,921)    (183,527,261)
                                          -----------   --------------   ------------   --------------
    Net increase                           80,887,259   $1,260,603,726     63,778,713   $  892,726,211
                                          ===========   ==============   ============   ==============

Class C Shares
                                         SIX MONTHS ENDED MAY 31, 1999   YEAR ENDED NOVEMBER 30, 1998
                                         -----------------------------   ----------------------------
                                               SHARES           AMOUNT         SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                29,040,864   $  454,497,639     17,494,795   $  244,917,711
Shares issued to shareholders in
 reinvestment of distributions                986,773       14,051,793         18,859          217,382
Shares reacquired                          (4,917,586)     (77,213,170)    (2,978,981)     (39,962,938)
                                          -----------   --------------   ------------   --------------
    Net increase                           25,110,051   $  391,336,262     14,534,673   $  205,172,155
                                          ===========   ==============   ============   ==============

Class I Shares
                                         SIX MONTHS ENDED MAY 31, 1999   YEAR ENDED NOVEMBER 30, 1998
                                         -----------------------------   ----------------------------
                                               SHARES           AMOUNT         SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                                   924,631   $   15,279,238      2,608,884   $   38,891,794
Shares issued to shareholders in
  reinvestment of distributions               266,753        3,995,963        150,140        1,783,665
Shares reacquired                            (198,094)      (3,333,923)      (228,559)      (3,256,283)
                                          -----------   --------------   ------------   --------------
    Net increase                              993,290   $   15,941,278      2,530,465   $   37,419,176
                                          ===========   ==============   ============   ==============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 1999, was $26,481.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

TRUSTEES                                             SECRETARY
Richard B. Bailey* - Private Investor;               Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                            ASSISTANT SECRETARY
                                                     James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                     CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive        State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified
services company)                                    INVESTOR INFORMATION
                                                     For MFS stock and bond market outlooks,
Lawrence T. Perera - Partner, Hemenway               call toll free: 1-800-637-4458 anytime from
& Barnes (attorneys)                                 a touch-tone telephone.

William J. Poorvu - Adjunct Professor,               For information on MFS mutual funds, call
Harvard University Graduate School of                your financial adviser or, for an information
Business Administration                              kit, call toll free: 1-800-637-2929 any
                                                     business day from 9 a.m. to 5 p.m. Eastern
Charles W.Schmidt - Private Investor                 time (or leave a message anytime).

Arnold D. Scott* - Senior Executive                  INVESTOR SERVICE
Vice President, Director, and Secretary,             MFS Service Center, Inc.
MFS Investment Management                            P.O. Box 2281
                                                     Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                     For general information, call toll free:
MFS Investment Management                            1-800-225-2606 any business day from
                                                     8 a.m. to 8 p.m. Eastern time.
Elaine R. Smith - Independent Consultant
                                                     For service to speech- or hearing-impaired,
David B. Stone - Chairman and Director,              call toll free: 1-800-637-6576 any business
North American Management Corp.                      day from 9 a.m. to 5 p.m. Eastern time. (To
(investment advisers)                                use this service, your phone must be equipped
                                                     with a Telecommunications Device for the
INVESTMENT ADVISER                                   Deaf.)
Massachusetts Financial Services Company
500 Boylston Street                                  For share prices, account balances, and
Boston, MA 02116-3741                                exchanges, call toll free: 1-800-MFS-TALK
                                                     (1-800-637-8255) anytime from a touch-tone
DISTRIBUTOR                                          telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                  WORLD WIDE WEB
Boston, MA 02116-3741                                www.mfs.com

PORTFOLIO MANAGER
Stephen Pesek*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                ----------------
MASSACHUSETTS INVESTORS                                             Bulk Rate
GROWTH STOCK FUND                                                 U.S. Postage
                                                                       Paid
                                                                       MFS
                                                                ----------------
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